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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael R. Long, Chief Executive Officer and Chief Financial Officer of Payment Data Systems, Inc. (the "Company"), certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1) the Annual Report on Form 10-K for the year ending December 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2004

                                        By: /s/ Michael R. Long
                                            --------------------------
                                            Michael R. Long
                                            Chief Executive Officer
                                            and Chief Financial Officer




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